FEDERATED CALIFORNIA MUNICIPAL INCOME FUND
(A PORTFOLIO OF MUNICIPAL SECURITIES INCOME TRUST)
CLASS A SHARES (FORMERLY, CLASS F SHARES)
CLASS B SHARES

SUPPLEMENT TO PROSPECTUS DATED DECEMBER 1, 1997

On page 13 of the prospectus under the section entitled "Adviser's Background," please insert the following as the fourth paragraph:

     "Lee R. Cunningham II is a portfolio manager of the Fund effective May 1998. Mr. Cunningham joined Federated Investors in 1995 as an Investment Analyst and was named an Assistant Vice President of the Fund's investment adviser in January 1998. From 1986 through 1994, Mr. Cunningham was a Project Engineer with Pennsylvania Power and Light Company. Mr. Cunningham received his M.B.A. with concentrations in finance and operations from the University of Pittsburgh."



                                                                  April 30, 1998




Cusip 625922109
G01056-07 (4/98)